Exhibit 99.1

For Immediate Release:	July 23, 2018

SIMMONS REPORTS RECORD EARNINGS FOR SECOND QUARTER 2018

Pine Bluff, AR – Simmons First National Corporation (NASDAQ-GS: SFNC) today announced record net income of $53.6 million for the quarter ended June 30, 2018, compared to $23.1 million for the same period in 2017, an increase of $30.5 million, or 132.2%. Diluted earnings per share were $0.58, an increase of $0.22, or 61.1%, from the same period in 2017. Included in second quarter 2018 results were $1.1 million in net after-tax merger-related and branch right-sizing costs. Excluding the impact of these items, core earnings were $54.7 million for the quarter ended June 30, 2018, compared to $26.8 million for the quarter ended June 30, 2017, an increase of $27.9 million, or 104.3%. Core diluted earnings per share were $0.59, an increase of $0.17, or 40.5%, from the same period in 2017.

Year-to-date net income for the first half of 2018 was $104.9 million, or $1.13 diluted earnings per share, compared to $45.2 million, or $0.71 diluted earnings per share, for the same period in 2017. Excluding $2.4 million in net after-tax merger-related and branch right sizing costs, year-to-date core earnings for 2018 were $107.3 million, an increase of $58.0 million compared to the same period last year.

“We are pleased to again report record earnings for this quarter building off the strong results in the first quarter,” said George A. Makris, Jr., chairman and CEO.

Makris continued, “The system conversions and integration for our most recent acquisitions are now complete and we are excited to turn our focus on expanding our products and services throughout our larger footprint.”

The Company completed a 2-for-1 stock split effective February 8, 2018. Financial statements, including earnings per share as well as other share-related disclosures, have been adjusted to include the impact of the stock split on all periods presented.

Selected Highlights:	2nd Qtr 2018	1st Qtr 2018	2nd Qtr 2017

Net income	$53.6 million	$51.3 million	$23.1 million
Diluted earnings per share	$0.58	$0.55	$0.36
Return on avg assets	1.38%	1.38%	1.05%
Return on avg common equity	10.05%	9.90%	7.65%
Return on tangible common equity	18.70%	18.77%	12.13%

Core earnings(1)	$54.7 million	$52.6 million	$26.8 million
Diluted core earnings per share(1)	$0.59	$0.57	$0.42
Core return on avg assets(1)	1.41%	1.41%	1.22%
Core return on avg common equity(1)	10.26%	10.15%	8.87%
Core return on tangible common equity(1)	19.06%	19.23%	13.99%

Efficiency ratio	52.70%	53.24%	56.04%

(1)	Core earnings excludes non-core items, and is a non-GAAP measurement.

P.O. BOX 7009 501 MAIN STREET PINE BLUFF, ARKANSAS 71611-7009 (870) 541-1000 www.simmonsbank.com

Loans

	2nd Qtr 2018	1st Qtr 2018	2nd Qtr 2017

Total loans	$11.4 billion	$11.0 billion	$6.2 billion
Legacy loans (all loans excluding loans acquired)	$7.1 billion	$6.3 billion	$5.0 billion
Loans acquired	$4.3 billion	$4.7 billion	$1.2 billion

Total loans, including those acquired, were $11.4 billion at June 30, 2018, an increase of $5.1 billion, or 82.6% from June 30, 2017.

On a linked-quarter basis (June 30, 2018 compared to March 31, 2018), total loans increased $378.6 million, or 3.4%. The increase includes:

•	$201 million increase in real estate loans
•	$131 million increase in commercial loans
•	$58 million increase in seasonal agricultural loan growth
•	$12 million increase in other loans
•	$23 million decrease in liquidating portfolio (indirect lending and consumer finance)

Deposits

	2nd Qtr 2018	1st Qtr 2018	2nd Qtr 2017

Total deposits	$12.0 billion	$11.7 billion	$7.1 billion
Non-time deposits	$9.6 billion	$9.5 billion	$5.8 billion
Time deposits	$2.4 billion	$2.2 billion	$1.3 billion

At June 30, 2018, total deposits were $12.0 billion, an increase of 68.3%, compared to the same period in 2017 and a 2.5% increase from March 31, 2018. The increase is from continued focus on core deposits as a funding source for asset growth and the recent acquisitions. Total non-time deposits increased 65.7% compared to the same period in 2017, and comprised 80.3% of total deposits.

Since last quarter, the Federal Reserve Board increased the Fed Funds target rate by 25 basis points. The Company’s deposit beta was 40% and the core loan beta was 36%. Looking back to March 2017, the Federal Reserve has increased the target rate by 100 basis points. The Company’s deposit beta was 51% and the core loan beta was 45% during the same period.

Net Interest Income

	2nd Qtr 2018	1st Qtr 2018	4th Qtr 2017	3rd Qtr 2017	2nd Qtr 2017
Loan yield (1)	5.40%	5.38%	5.39%	4.91%	4.96%
Core loan yield (1) (2)	5.04%	4.95%	4.75%	4.72%	4.63%
Security yield (1)	2.75%	2.67%	2.62%	2.64%	2.81%
Cost of interest bearing deposits	0.84%	0.74%	0.63%	0.43%	0.36%
Cost of borrowed funds	2.38%	1.70%	1.78%	1.52%	1.48%
Net interest margin (1)	3.99%	4.17%	4.21%	3.91%	4.04%
Core net interest margin (1) (2)	3.70%	3.82%	3.70%	3.77%	3.79%

(1)	Fully tax equivalent.
(2)	Core loan yield and core net interest margin exclude accretion, and are non-GAAP measurements.

The Company’s net interest income for the second quarter of 2018 was $136.8 million, an increase of $60.0 million, or 78.2%, from the same period of 2017. Included in interest income was the yield accretion recognized on loans acquired of $10.1 million and $4.8 million for the second quarters of 2018 and 2017, respectively. Yield accretion was $3.7 million higher than projected during the quarter due to accelerated cash flows of acquired loans. Based on its cash flow projections, the Company expects total accretion for 2018 of approximately $30 million.

Net interest margin was 3.99% for the quarter ended June 30, 2018, an 18 basis point decrease from the first quarter. The Company’s core net interest margin, excluding the accretion, was 3.70% for the second quarter of 2018, a 12 basis point decrease from March 31, 2018. Cost of interest bearing deposits was 0.84% for the second quarter of 2018, a 48 basis point increase from June 30, 2017 and a 10 basis point increase from March 31, 2018.

The subordinated debt issuance at the end of the first quarter had a 5 basis point impact on the Company’s second quarter net interest margin. The timing of existing subordinated debt prepayment had an additional 5 basis point impact.

Non-Interest Income

Non-interest income for the second quarter 2018 was $38.0 million, an increase of $2.3 million compared to the second quarter of 2017. The increase was primarily due to additional trust income, service charge and fee income resulting from the acquisitions. This increase was partially offset by a $2.2 million decrease in gain on sale of securities compared to the same quarter last year.

Non-Interest Expense

Non-interest expense for the second quarter of 2018 was $98.5 million, an increase of $27.1 million compared to the second quarter of 2017. Included in this quarter were $1.5 million of pre-tax merger-related expenses and branch rightsizing costs. Excluding these expenses, core non-interest expense was $97.0 million.

The increases during the quarter were driven by incremental increases in operating expenses related to the additions of Bank SNB and Southwest Bank during the fourth quarter of 2017. The efficiency ratio for the second quarter 2018 was 52.70%.

Income tax expense in the second quarter included a $2.0 million discrete tax benefit related to tax accounting for equity compensation.

Asset Quality

	2nd Qtr 2018	1st Qtr 2018	2nd Qtr 2017

Allowance for loan losses to total loans	0.73%	0.75%	0.83%
Allowance for loan losses to non-performing loans	115%	99%	72%
Non-performing loans to total loans	0.63%	0.76%	1.15%
Net charge-off ratio (annualized)	0.17%	0.24%	0.23%
Net charge-off ratio excluding credit cards	0.13%	0.20%	0.19%

All loans acquired are recorded at their discounted net present value; therefore, they are excluded from the computations of the asset quality ratios for the legacy loan portfolio, except for their inclusion in total assets.

At June 30, 2018, the allowance for loan losses for legacy loans was $51.7 million. The allowance for loan losses for loans acquired was $2.1 million and the acquired loan discount credit mark was $68.3 million. The allowances for loan losses and credit marks provide a total of $122.1 million of coverage, which equates to a total coverage ratio of 1.1% of gross loans. The ratio of credit mark and related allowance to loans acquired was 1.6%.

Provision for loan losses for the second quarter of 2018 was $9.0 million which includes an increase due to strong legacy loan growth as well as increased loan migration during the quarter from the fourth quarter of 2017 acquisitions, which is consistent with the Company’s previous guidance.

Foreclosed Assets and Other Real Estate Owned

At June 30, 2018, foreclosed assets and other real estate owned were $30.5 million, an increase of $4.5 million, or 17.3%, compared to the same period in 2017 and an increase of $1.4 million, or 4.7% from March 31, 2018. The composition of these assets is divided into three types:

	2nd Qtr 2018	1st Qtr 2018	2nd Qtr 2017

Closed bank branches, branch sites & associate relocation	$7.2 million	$8.1 million	$8.7 million
Foreclosed assets - acquired	$13.2 million	$14.9 million	$12.0 million
Foreclosed assets - legacy	$10.1 million	$6.1 million	$5.3 million

Capital

	2nd Qtr 2018	1st Qtr 2018	2nd Qtr 2017

Stockholders’ equity to total assets	13.3%	13.5%	13.6%
Tangible common equity to tangible assets	7.9%	7.9%	9.2%
Regulatory tier 1 leverage ratio	8.6%	8.6%	10.8%
Regulatory total risk-based capital ratio	13.7%	14.1%	13.7%

At June 30, 2018, common stockholders' equity was $2.1 billion, book value per share was $23.26 and tangible book value per share was $13.05. Asset growth due to the subordinated debt offering and the timing related to paying off approximately $104 million in parent company debt reduced Tangible Common Equity 6 basis points.

Simmons First National Corporation

Simmons First National Corporation is a financial holding company, headquartered in Pine Bluff, Arkansas, with total assets of $16.2 billion as of June 30, 2018 conducting financial operations throughout Arkansas, Colorado, Kansas, Missouri, Oklahoma, Tennessee and Texas. The Company, through its subsidiaries, offers comprehensive financial solutions delivered with a client-centric approach. The Company’s common stock trades on the NASDAQ Global Select Market under the symbol “SFNC.”

Conference Call

Management will conduct a live conference call to review this information beginning at 9:00 a.m. CDT on Tuesday, July 24, 2018. Interested persons can listen to this call by dialing toll-free 1-866-298-7926 (United States and Canada only) and asking for the Simmons First National Corporation conference call, conference ID 4496437. In addition, the call will be available live or in recorded version on the Company’s website at www.simmonsbank.com.

Non-GAAP Financial Measures

This press release contains financial information determined by methods other than in accordance with generally accepted accounting principles (GAAP). The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance. These measures typically adjust GAAP performance measures to include the tax benefit associated with revenue items that are tax-exempt, as well as adjust income available to common shareholders for certain significant non-core activities or nonrecurring transactions. Since the presentation of these GAAP performance measures and their impact differ between companies, management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the tables of this release.

Forward-Looking Statements

Statements in this news release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date of this news release, and we undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand, changes in the assumptions used in making the forward-looking statements, and the Company’s ability to manage and successfully integrate its mergers and acquisitions could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation’s financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

####

FOR MORE INFORMATION CONTACT:

STEPHEN C. MASSANELLI

EVP, Chief Administrative Officer and Investor Relations Officer

Simmons First National Corporation

(870) 541-1000

Simmons First National Corporation	SFNC
Consolidated End of Period Balance Sheets

For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2018	2018	2017	2017	2017
($ in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$162,567	$170,811	$205,025	$108,675	$112,567
Interest bearing balances due from banks and federal funds sold	781,279	688,853	393,017	323,615	217,047
Cash and cash equivalents	943,846	859,664	598,042	432,290	329,614
Interest bearing balances due from banks - time	2,974	3,069	3,314	4,059	6,057
Investment securities - held-to-maturity	333,503	352,756	368,058	406,033	419,003
Investment securities - available-for-sale	1,938,644	1,830,113	1,589,517	1,317,420	1,190,600
Mortgage loans held for sale	39,812	17,708	24,038	12,614	16,266
Assets held in trading accounts	-	-	-	49	50
Other assets held for sale	14,898	24,784	165,780	182,378	-
Loans:
Legacy loans	7,133,461	6,290,383	5,705,609	5,211,312	5,000,572
Allowance for loan losses	(51,732)	(47,207)	(41,668)	(42,717)	(41,379)
Loans acquired, net of discount and allowance	4,232,434	4,696,945	5,074,076	1,092,039	1,224,739
Net loans	11,314,163	10,940,121	10,738,017	6,260,634	6,183,932
Premises and equipment	288,777	289,355	287,249	224,376	230,641
Foreclosed assets and other real estate owned	30,503	29,140	32,118	31,477	26,012
Interest receivable	44,266	42,129	43,528	30,749	27,337
Bank owned life insurance	191,575	186,473	185,984	148,984	148,134
Goodwill	845,687	845,687	842,651	375,731	379,437
Other intangible assets	96,720	99,504	106,071	55,501	58,528
Other assets	80,165	76,806	71,439	53,075	52,697
Total assets	$16,165,533	$15,597,309	$15,055,806	$9,535,370	$9,068,308

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest bearing transaction accounts	$2,683,489	$2,734,287	$2,665,249	$1,669,860	$1,650,986
Interest bearing transaction accounts and savings deposits	6,916,520	6,720,754	6,494,896	4,344,779	4,141,426
Time deposits	2,353,439	2,201,874	1,932,730	1,310,951	1,311,123
Total deposits	11,953,448	11,656,915	11,092,875	7,325,590	7,103,535
Federal funds purchased and securities sold under agreements to repurchase	99,801	120,909	122,444	121,687	121,419
Other borrowings	1,451,811	1,140,986	1,380,024	522,541	474,962
Subordinated notes and debentures	413,337	468,465	140,565	67,418	67,312
Other liabilities held for sale	1,840	2,781	157,366	176,964	-
Accrued interest and other liabilities	98,388	98,202	77,968	63,971	67,004
Total liabilities	14,018,625	13,488,258	12,971,242	8,278,171	7,834,232

Stockholders' equity:
Common stock	923	922	920	644	644
Surplus	1,594,342	1,590,086	1,586,034	763,121	761,432
Undivided profits	591,826	552,105	514,874	504,085	483,322
Accumulated other comprehensive loss:
Unrealized depreciation on AFS securities	(40,183)	(34,062)	(17,264)	(10,651)	(11,322)
Total stockholders' equity	2,146,908	2,109,051	2,084,564	1,257,199	1,234,076
Total liabilities and stockholders' equity	$16,165,533	$15,597,309	$15,055,806	$9,535,370	$9,068,308

Simmons First National Corporation	SFNC
Consolidated Statements of Income - Quarter-to-Date

For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2018	2018	2017	2017	2017
($ in thousands, except per share data)
INTEREST INCOME
Loans	$150,253	$143,350	$132,617	$77,457	$73,549
Interest bearing balances due from banks and federal funds sold	1,414	1,009	947	650	214
Investment securities	14,296	12,622	11,456	9,218	9,990
Mortgage loans held for sale	305	158	175	159	145
TOTAL INTEREST INCOME	166,268	157,139	145,195	87,484	83,898
INTEREST EXPENSE
Time deposits	6,175	4,842	3,944	2,110	1,832
Other deposits	12,286	10,755	8,762	3,920	2,984
Federal funds purchased and securities sold under agreements to repurchase	88	110	97	83	92
Other borrowings	5,141	5,139	3,993	1,875	1,559
Subordinated notes and debentures	5,741	1,327	1,480	677	619
TOTAL INTEREST EXPENSE	29,431	22,173	18,276	8,665	7,086
NET INTEREST INCOME	136,837	134,966	126,919	78,819	76,812
Provision for loan losses	9,033	9,150	9,601	5,462	7,023
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	127,804	125,816	117,318	73,357	69,789
NON-INTEREST INCOME
Trust income	5,622	5,249	6,020	4,225	4,113
Service charges on deposit accounts	10,063	10,345	10,587	8,907	8,483
Other service charges and fees	2,017	2,750	2,774	2,433	2,515
Mortgage and SBA lending income	3,130	4,445	3,713	3,219	3,961
Investment banking income	814	834	786	680	637
Debit and credit card fees	10,105	8,796	8,801	8,864	8,659
Bank owned life insurance income	1,102	1,103	1,101	725	859
(Loss) gain on sale of securities, net	(7)	6	(1,243)	3	2,236
Other income	5,202	4,007	4,090	7,276	4,281
TOTAL NON-INTEREST INCOME	38,048	37,535	36,629	36,332	35,744
NON-INTEREST EXPENSE
Salaries and employee benefits	55,678	56,357	49,288	35,285	34,205
Occupancy expense, net	7,921	6,960	6,700	4,928	4,868
Furniture and equipment expense	4,020	4,403	5,533	4,840	4,550
Other real estate and foreclosure expense	1,382	1,020	865	1,071	517
Deposit insurance	1,856	2,128	1,216	1,020	780
Merger-related costs	1,465	1,711	14,044	752	6,603
Other operating expenses	26,185	25,494	30,844	18,263	19,885
TOTAL NON-INTEREST EXPENSE	98,507	98,073	108,490	66,159	71,408
NET INCOME BEFORE INCOME TAXES	67,345	65,278	45,457	43,530	34,125
Provision for income taxes	13,783	13,966	26,554	14,678	11,060
NET INCOME	$53,562	$51,312	$18,903	$28,852	$23,065
BASIC EARNINGS PER SHARE	$0.58	$0.56	$0.22	$0.45	$0.36
DILUTED EARNINGS PER SHARE	$0.58	$0.55	$0.22	$0.44	$0.36

Simmons First National Corporation	SFNC
Consolidated Risk-Based Capital

For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2018	2018	2017	2017	2017
($ in thousands)
Tier 1 capital
Stockholders' equity	$2,146,908	$2,109,051	$2,084,564	$1,257,199	$1,234,076
Trust preferred securities, net allowable	-	-	-	67,418	67,312
Disallowed intangible assets, net of deferred tax	(917,050)	(918,161)	(902,371)	(401,419)	(406,990)
Unrealized loss on AFS securities	40,183	34,062	17,264	10,651	11,322
Total Tier 1 capital	1,270,041	1,224,952	1,199,457	933,849	905,720

Tier 2 capital
Qualifying unrealized gain on AFS equity securities	1	8	1	1	1
Trust preferred securities and subordinated debt	413,337	468,466	140,565	-	-
Qualifying allowance for loan losses and reserve for unfunded commitments	60,691	54,436	48,947	46,709	45,369
Total Tier 2 capital	474,029	522,910	189,513	46,710	45,370
Total risk-based capital	$1,744,070	$1,747,862	$1,388,970	$980,559	$951,090

Common equity
Tier 1 capital	$1,270,041	$1,224,952	$1,199,457	$933,849	$905,720
Less: Trust preferred securities	-	-	-	(67,418)	(67,312)
Total common equity	$1,270,041	$1,224,952	$1,199,457	$866,431	$838,408

Risk weighted assets	$12,713,093	$12,417,233	$12,234,160	$7,239,923	$6,925,727

Adjusted average assets for leverage ratio	$14,714,205	$14,179,390	$13,016,478	$8,789,175	$8,424,763

Ratios at end of quarter
Equity to assets	13.28%	13.52%	13.85%	13.18%	13.61%
Tangible common equity to tangible assets (1)	7.91%	7.94%	8.05%	9.07%	9.22%
Common equity Tier 1 ratio (CET1)	9.99%	9.86%	9.80%	11.97%	12.11%
Tier 1 leverage ratio	8.63%	8.64%	9.21%	10.62%	10.75%
Tier 1 risk-based capital ratio	9.99%	9.86%	9.80%	12.90%	13.08%
Total risk-based capital ratio	13.72%	14.08%	11.35%	13.54%	13.73%

(1) Calculations of tangible common equity to tangible assets and the reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation	SFNC
Consolidated Loans and Investments

For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2018	2018	2017	2017	2017
($ in thousands)
Legacy Loan Portfolio - End of Period (1)
Consumer
Credit cards	$180,352	$176,602	$185,422	$176,316	$176,953
Other consumer	277,330	284,285	280,094	317,946	366,136
Total consumer	457,682	460,887	465,516	494,262	543,089
Real Estate
Construction	967,720	786,077	614,155	515,274	457,896
Single-family residential	1,314,787	1,193,464	1,094,633	1,048,403	1,014,412
Other commercial	2,816,420	2,611,358	2,530,824	2,231,223	2,089,707
Total real estate	5,098,927	4,590,899	4,239,612	3,794,900	3,562,015
Commercial
Commercial	1,237,910	971,704	825,217	688,960	678,932
Agricultural	187,006	128,247	148,302	207,849	191,345
Total commercial	1,424,916	1,099,951	973,519	896,809	870,277
Other	151,936	138,646	26,962	25,341	25,191
Total Loans	$7,133,461	$6,290,383	$5,705,609	$5,211,312	$5,000,572

(1) Excludes all acquired loans.

Investment Securities - End of Period
Held-to-Maturity
U.S. Government agencies	$36,976	$46,961	$46,945	$66,928	$67,912
Mortgage-backed securities	14,645	15,404	16,132	16,972	17,882
State and political subdivisions	279,787	286,901	301,491	320,116	331,249
Other securities	2,095	3,490	3,490	2,017	1,960
Total held-to-maturity	333,503	352,756	368,058	406,033	419,003
Available-for-Sale
U.S. Treasury	$-	$-	$-	$-	$19,997
U.S. Government agencies	145,767	149,804	139,724	208,220	147,619
Mortgage-backed securities	1,395,231	1,356,179	1,187,317	959,698	878,205
State and political subdivisions	245,335	185,888	143,165	84,822	83,672
FHLB stock	72,042	58,177	58,914	24,415	21,772
Other securities	80,269	80,065	60,397	40,265	39,335
Total available-for-sale	1,938,644	1,830,113	1,589,517	1,317,420	1,190,600
Total investment securities	$2,272,147	$2,182,869	$1,957,575	$1,723,453	$1,609,603
Fair value - HTM investment securities	$334,857	$354,649	$373,298	$412,140	$425,263

Investment Securities - QTD Average
Taxable securities	$1,750,172	$1,618,270	$1,569,173	$1,229,172	$1,244,071
Tax exempt securities	514,838	460,675	446,040	409,062	467,420
Total investment securities - QTD average	$2,265,010	$2,078,945	$2,015,213	$1,638,234	$1,711,491

Simmons First National Corporation	SFNC
Consolidated Loans and Credit Coverage

For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2018	2018	2017	2017	2017
($ in thousands)
LOANS
Legacy loans	$7,133,461	$6,290,383	$5,705,609	$5,211,312	$5,000,572
Allowance for loan losses (legacy loans)	(51,732)	(47,207)	(41,668)	(42,717)	(41,379)
Legacy loans (net of allowance)	7,081,729	6,243,176	5,663,941	5,168,595	4,959,193
Loans acquired	4,302,760	4,776,439	5,163,769	1,117,424	1,253,539
Credit discount	(68,282)	(79,087)	(89,275)	(24,994)	(28,409)
Allowance for loan losses (loans acquired)	(2,044)	(407)	(418)	(391)	(391)
Loans acquired (net of discount and allowance)	4,232,434	4,696,945	5,074,076	1,092,039	1,224,739
Net loans	$11,314,163	$10,940,121	$10,738,017	$6,260,634	$6,183,932

Loan Coverage Ratios
Allowance for loan losses to legacy loans	0.73%	0.75%	0.73%	0.82%	0.83%

Discount for credit losses and allowance on loans acquired to total loans acquired plus discount for credit losses and allowance on loans acquired (non-GAAP) (1)	1.63%	1.66%	1.74%	2.27%	2.30%

Total allowance and credit coverage (non-GAAP) (1)	1.07%	1.14%	1.21%	1.08%	1.12%

(1) Calculations of the non-GAAP loan coverage ratios and the reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation	SFNC
Consolidated Allowance and Asset Quality

For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2018	2018	2017	2017	2017
($ in thousands)
Allowance for Loan Losses (Legacy Loans)
Balance, beginning of quarter	$47,207	$41,668	$42,717	$41,379	$37,865
Loans charged off
Credit cards	1,012	999	943	1,017	901
Other consumer	1,366	1,056	781	819	993
Real estate	161	455	4,725	896	1,712
Commercial	790	1,761	4,754	2,442	349
Total loans charged off	3,329	4,271	11,203	5,174	3,955

Recoveries of loans previously charged off
Credit cards	286	263	233	275	277
Other consumer	133	94	468	445	636
Real estate	112	302	233	309	216
Commercial	59	69	20	21	32
Total recoveries	590	728	954	1,050	1,161
Net loans charged off	2,739	3,543	10,249	4,124	2,794
Provision for loan losses	7,264	9,082	9,200	5,462	6,308
Balance, end of quarter	$51,732	$47,207	$41,668	$42,717	$41,379

Non-performing assets (1) (2)
Non-performing loans
Nonaccrual loans	$44,548	$47,395	$45,642	$54,439	$57,127
Loans past due 90 days or more	303	336	520	232	281
Total non-performing loans	44,851	47,731	46,162	54,671	57,408
Other non-performing assets
Foreclosed assets and other real estate owned (2)	30,503	29,140	32,118	31,477	26,012
Other non-performing assets	573	794	675	639	485
Total other non-performing assets	31,076	29,934	32,793	32,116	26,497
Total non-performing assets	$75,927	$77,665	$78,955	$86,787	$83,905
Performing TDRs (troubled debt restructurings)	$6,367	$6,459	$7,107	$9,212	$8,794

Ratios (1) (2)
Allowance for loan losses to total loans	0.73%	0.75%	0.73%	0.82%	0.83%
Allowance for loan losses to non-performing loans	115%	99%	90%	78%	72%
Non-performing loans to total loans	0.63%	0.76%	0.81%	1.05%	1.15%
Non-performing assets (including performing TDRs) to total assets	0.51%	0.54%	0.57%	1.01%	1.02%
Non-performing assets to total assets	0.47%	0.50%	0.52%	0.91%	0.93%
Annualized net charge offs to total loans	0.17%	0.24%	0.53%	0.32%	0.23%
Annualized net credit card charge offs to total credit card loans	1.60%	1.63%	1.54%	1.65%	1.42%
Annualized net charge offs to total loans (excluding credit cards)	0.13%	0.20%	0.51%	0.27%	0.19%

 (1) Excludes all acquired loans, except for their inclusion in total assets.

 (2) Includes acquired foreclosed assets and acquired other real estate owned.

Simmons First National Corporation	SFNC
Consolidated - Average Balance Sheet and Net Interest Income Analysis
For the Quarters Ended
(Unaudited)

	Three Months Ended Jun 2018			Three Months Ended Mar 2018			Three Months Ended Jun 2017
($ in thousands)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
ASSETS
Earning assets:
Interest bearing balances due from banks and federal funds sold	$422,987	$1,414	1.34%	$338,505	$1,009	1.21%	$163,396	$214	0.53%
Investment securities - taxable	1,982,105	10,764	2.18%	1,785,874	9,599	2.18%	1,374,261	6,874	2.01%
Investment securities - non-taxable (FTE)	282,905	4,771	6.76%	293,071	4,083	5.65%	337,230	5,118	6.09%
Mortgage loans held for sale	28,688	305	4.26%	14,775	158	4.34%	12,250	145	4.75%
Assets held in trading accounts	-	-	0.00%	-	-	0.00%	52	-	0.00%
Loans, including acquired loans	11,159,872	150,322	5.40%	10,819,324	143,420	5.38%	5,954,019	73,629	4.96%
Total interest earning assets (FTE)	13,876,557	167,576	4.84%	13,251,549	158,269	4.84%	7,841,208	85,980	4.40%
Non-earning assets	1,704,140			1,836,661			971,252
Total assets	$15,580,697			$15,088,210			$8,812,460

LIABILITIES AND STOCKHOLDERS' EQUITY
Interest bearing liabilities:
Interest bearing transaction and savings accounts	$6,570,471	$12,286	0.75%	$6,579,295	$10,755	0.66%	$4,069,179	$2,984	0.29%
Time deposits	2,233,673	6,175	1.11%	2,003,668	4,842	0.98%	1,277,336	1,832	0.58%
Total interest bearing deposits	8,804,144	18,461	0.84%	8,582,963	15,597	0.74%	5,346,515	4,816	0.36%
Federal funds purchased and securities sold under agreement to repurchase	107,205	88	0.33%	120,443	110	0.37%	115,101	92	0.32%
Other borrowings	1,273,135	5,141	1.62%	1,282,527	5,139	1.63%	434,584	1,559	1.44%
Subordinated notes and debentures	466,612	5,741	4.93%	162,813	1,327	3.31%	64,019	619	3.88%
Total interest bearing liabilities	10,651,096	29,431	1.11%	10,148,746	22,173	0.89%	5,960,219	7,086	0.48%
Non-interest bearing liabilities:
Non-interest bearing deposits	2,705,677			2,632,182			1,597,550
Other liabilities	86,827			204,230			45,348
Total liabilities	13,443,600			12,985,158			7,603,117
Stockholders' equity	2,137,097			2,103,052			1,209,343
Total liabilities and stockholders' equity	$15,580,697			$15,088,210			$8,812,460
Net interest income (FTE)		$138,145			$136,096			$78,894
Net interest spread (FTE)			3.73%			3.95%			3.92%
Net interest margin (FTE) - quarter-to-date			3.99%			4.17%			4.04%

Net interest margin (FTE) - year-to-date			4.08%			4.17%			4.04%

Core net interest margin (FTE) - quarter-to-date (1)			3.70%			3.82%			3.79%
Core loan yield (FTE) - quarter-to-date (1)			5.04%			4.95%			4.63%

Core net interest margin (FTE) - year-to-date (1)			3.76%			3.82%			3.79%
Core loan yield (FTE) - year-to-date (1)			4.99%			4.95%			4.61%

(1) Calculations of core net interest margin and core loan yield and the reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation	SFNC
Consolidated - Selected Financial Data

For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2018	2018	2017	2017	2017
($ in thousands, except share data)
QUARTER-TO-DATE
Financial Highlights - GAAP
Net Income	$53,562	$51,312	$18,903	$28,852	$23,065
Diluted earnings per share	0.58	0.55	0.22	0.44	0.36
Return on average assets	1.38%	1.38%	0.54%	1.25%	1.05%
Return on average common equity	10.05%	9.90%	3.88%	9.12%	7.65%
Return on tangible common equity	18.70%	18.77%	7.53%	14.47%	12.13%
Net interest margin (FTE)	3.99%	4.17%	4.21%	3.91%	4.04%
FTE adjustment	1,308	1,130	1,925	1,751	2,082
Amortization of intangibles	2,785	2,837	2,839	1,724	1,553
Amortization of intangibles, net of taxes	2,057	2,096	1,725	1,048	944
Average diluted shares outstanding	92,733,140	92,638,765	87,036,044	64,847,592	64,051,560
Cash dividends declared per common share	0.15	0.15	0.13	0.13	0.13
Financial Highlights - Core (non-GAAP)
Core earnings (excludes non-core items) (1)	$54,660	$52,618	$42,018	$27,746	$26,753
Diluted core earnings per share (1)	0.59	0.57	0.48	0.43	0.42
Core net interest margin (FTE) (2)	3.70%	3.82%	3.70%	3.77%	3.79%
Accretable yield on acquired loans	10,113	11,294	15,684	2,890	4,792
Efficiency ratio (1)	52.70%	53.24%	51.36%	55.06%	56.04%
Core return on average assets (1)	1.41%	1.41%	1.20%	1.20%	1.22%
Core return on average common equity (1)	10.26%	10.15%	8.63%	8.77%	8.87%
Core return on tangible common equity (1)	19.06%	19.23%	15.97%	13.93%	13.99%
YEAR-TO-DATE
Financial Highlights - GAAP
Net Income	$104,874	$51,312	$92,940	$74,037	$45,185
Diluted earnings per share	1.13	0.55	1.33	1.16	0.71
Return on average assets	1.38%	1.38%	0.92%	1.12%	1.06%
Return on average common equity	9.98%	9.90%	6.68%	8.18%	7.67%
Return on tangible common equity	18.73%	18.77%	11.26%	12.97%	12.17%
Net interest margin (FTE)	4.08%	4.17%	4.07%	3.99%	4.04%
FTE adjustment	2,438	1,130	7,723	5,798	4,047
Amortization of intangibles	5,622	2,837	7,666	4,827	3,103
Amortization of intangibles, net of taxes	4,153	2,096	4,659	2,934	1,886
Average diluted shares outstanding	92,692,234	92,638,765	69,852,920	64,014,270	63,588,726
Cash dividends declared per common share	0.30	0.15	0.50	0.38	0.25
Financial Highlights - Core (non-GAAP)
Core earnings (excludes non-core items) (1)	$107,278	$52,618	$119,049	$77,031	$49,285
Diluted core earnings per share (1)	1.16	0.57	1.70	1.20	0.78
Core net interest margin (FTE) (2)	3.76%	3.82%	3.76%	3.79%	3.79%
Accretable yield on acquired loans	21,407	11,294	27,793	12,109	9,219
Efficiency ratio (1)	52.97%	53.24%	55.27%	57.25%	58.40%
Core return on average assets (1)	1.41%	1.41%	1.18%	1.17%	1.15%
Core return on average common equity (1)	10.20%	10.15%	8.56%	8.51%	8.37%
Core return on tangible common equity (1)	19.14%	19.23%	14.28%	13.48%	13.23%
END OF PERIOD
Book value per share	$23.26	$22.86	$22.65	$19.51	$19.16
Tangible book value per share	13.05	12.62	12.34	12.82	12.36
Shares outstanding	92,281,370	92,242,389	92,029,118	64,424,484	64,425,664
Full-time equivalent employees	2,659	2,626	2,640	1,942	1,919
Total number of financial centers	199	200	200	156	161

 (1) Core earnings exclude non-core items, which is a non-GAAP measurement. Reconciliations to GAAP are included in the schedules accompanying this release.

 (2) Excludes accretable yield adjustment on loans, which is a non-GAAP measurement. Reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation	SFNC
Consolidated - Reconciliation of Core Earnings (non-GAAP)

For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2018	2018	2017	2017	2017
($ in thousands, except per share data)
QUARTER-TO-DATE
Net Income	$53,562	$51,312	$18,903	$28,852	$23,065
Non-core items
Gain on sale of P&C insurance business	-	-	-	(3,708)	-
Donation to Simmons Foundation	-	-	5,000	-	-
Merger-related costs	1,465	1,711	14,044	752	6,603
Branch right-sizing	22	57	116	435	(536)
Tax effect (1)	(389)	(462)	(7,516)	1,415	(2,379)
Net non-core items (before SAB 118 adjustment)	1,098	1,306	11,644	(1,106)	3,688
SAB 118 adjustment (2)	-	-	11,471	-	-
Core earnings (non-GAAP)	$54,660	$52,618	$42,018	$27,746	$26,753

Diluted earnings per share	$0.58	$0.55	$0.22	$0.44	$0.36
Non-core items
Gain on sale of P&C insurance business	-	-	-	(0.06)	-
Donation to Simmons Foundation	-	-	0.06	-	-
Merger-related costs	0.02	0.02	0.17	0.01	0.11
Branch right-sizing	-	-	-	0.01	(0.01)
Tax effect (1)	(0.01)	-	(0.10)	0.03	(0.04)
Net non-core items (before SAB 118 adjustment)	0.01	0.02	0.13	(0.01)	0.06
SAB 118 adjustment (2)	-	-	0.13	-	-
Core earnings (non-GAAP)	$0.59	$0.57	$0.48	$0.43	$0.42

YEAR-TO-DATE
Net Income	$104,874	$51,312	$92,940	$74,037	$45,185
Non-core items
Gain on sale of P&C insurance business	-	-	(3,708)	(3,708)	-
Donation to Simmons Foundation	-	-	5,000	-	-
Merger-related costs	3,176	1,711	21,923	7,879	7,127
Branch right-sizing	79	57	169	53	(382)
Tax effect (1)	(851)	(462)	(8,746)	(1,230)	(2,645)
Net non-core items (before SAB 118 adjustment)	2,404	1,306	14,638	2,994	4,100
SAB 118 adjustment (2)	-	-	11,471	-	-
Core earnings (non-GAAP)	$107,278	$52,618	$119,049	$77,031	$49,285

Diluted earnings per share	$1.13	$0.55	$1.33	$1.16	$0.71
Non-core items
Gain on sale of P&C insurance business	-	-	(0.04)	(0.06)	-
Donation to Simmons Foundation	-	-	0.07
Merger-related costs	0.04	0.02	0.31	0.12	0.12
Branch right-sizing	-	-	-	-	(0.01)
Tax effect (1)	(0.01)	-	(0.13)	(0.02)	(0.04)
Net non-core items (before SAB 118 adjustment)	0.03	0.02	0.21	0.04	0.07
SAB 118 adjustment (2)	-	-	0.16	-	-
Core earnings (non-GAAP)	$1.16	$0.57	$1.70	$1.20	$0.78

 (1) Effective tax rate of 26.135% for 2018 and 39.225% for prior years, adjusted for non-deductible merger-related costs and deferred tax items on P&C insurance sale.

 (2) Tax adjustment to revalue deferred tax assets and liabilities to account for the future impact of lower corporate tax rates resulting from the "Tax Cuts and Jobs Act", signed into law on December 22, 2017.

Simmons First National Corporation	SFNC
Reconciliation Of Non-GAAP Financial Measures - End of Period
For the Quarters Ended

(Unaudited)	Jun 30	Mar 31	Dec 31	Sept 30	Jun 30
	2018	2018	2017	2017	2017
($ in thousands, except per share data)

Calculation of Tangible Common Equity and the Ratio of Tangible Common Equity to Tangible Assets

Total common stockholders' equity	$2,146,908	$2,109,051	$2,084,564	$1,257,199	$1,234,076
Intangible assets:
Goodwill	(845,687)	(845,687)	(842,651)	(375,731)	(379,437)
Other intangible assets	(96,720)	(99,504)	(106,071)	(55,501)	(58,528)
Total intangibles	(942,407)	(945,191)	(948,722)	(431,232)	(437,965)
Tangible common stockholders' equity	$1,204,501	$1,163,860	$1,135,842	$825,967	$796,111

Total assets	$16,165,533	$15,597,309	$15,055,806	$9,535,370	$9,068,308
Intangible assets:
Goodwill	(845,687)	(845,687)	(842,651)	(375,731)	(379,437)
Other intangible assets	(96,720)	(99,504)	(106,071)	(55,501)	(58,528)
Total intangibles	(942,407)	(945,191)	(948,722)	(431,232)	(437,965)
Tangible assets	$15,223,126	$14,652,118	$14,107,084	$9,104,138	$8,630,343

Ratio of equity to assets	13.28%	13.52%	13.85%	13.18%	13.61%
Ratio of tangible common equity to tangible assets	7.91%	7.94%	8.05%	9.07%	9.22%

Calculation of Discount for credit losses and allowance on loans acquired to total loans acquired plus discount for credit losses and allowance on loans acquired

Credit discount on acquired loans	$68,282	$79,087	$89,275	$24,994	$28,409
Allowance for loan losses on acquired loans	2,044	407	418	391	391
Total credit discount and ALLL on acquired loans	$70,326	$79,494	$89,693	$25,385	$28,800
Total loans acquired	$4,302,760	$4,776,439	$5,163,769	$1,117,424	$1,253,539
Discount and ALLL on acquired loans to acquired loans	1.63%	1.66%	1.74%	2.27%	2.30%

Calculation of Total Allowance and Credit Coverage

Allowance for loan losses	$51,732	$47,207	$41,668	$42,717	$41,379
Total credit discount and ALLL on acquired loans	70,326	79,494	89,693	25,385	28,800
Total allowance and credit discount	$122,058	$126,701	$131,361	$68,102	$70,179
Total loans	$11,436,221	$11,066,822	$10,869,378	$6,328,736	$6,254,155
Total allowance and credit coverage	1.07%	1.14%	1.21%	1.08%	1.12%

Calculation of Tangible Book Value per Share

Total common stockholders' equity	$2,146,908	$2,109,051	$2,084,564	$1,257,199	$1,234,076
Intangible assets:
Goodwill	(845,687)	(845,687)	(842,651)	(375,731)	(379,437)
Other intangible assets	(96,720)	(99,504)	(106,071)	(55,501)	(58,528)
Total intangibles	(942,407)	(945,191)	(948,722)	(431,232)	(437,965)
Tangible common stockholders' equity	$1,204,501	$1,163,860	$1,135,842	$825,967	$796,111
Shares of common stock outstanding	92,281,370	92,242,389	92,029,118	64,424,484	64,425,664
Book value per common share	$23.26	$22.86	$22.65	$19.51	$19.16
Tangible book value per common share	$13.05	$12.62	$12.34	$12.82	$12.36

Simmons First National Corporation	SFNC
Reconciliation Of Non-GAAP Financial Measures - Quarter-to-Date
For the Quarters Ended

(Unaudited)	Jun 30	Mar 31	Dec 31	Sept 30	Jun 30
	2018	2018	2017	2017	2017
($ in thousands)
Calculation of Core Return on Average Assets

Net income	$53,562	$51,312	$18,903	$28,852	$23,065
Net non-core items, net of taxes, adjustment	1,098	1,306	23,115	(1,106)	3,688
Core earnings	$54,660	$52,618	$42,018	$27,746	$26,753

Average total assets	$15,580,697	$15,088,210	$13,897,778	$9,175,607	$8,812,460

Return on average assets	1.38%	1.38%	0.54%	1.25%	1.05%
Core return on average assets	1.41%	1.41%	1.20%	1.20%	1.22%

Calculation of Return on Tangible Common Equity

Net income	$53,562	$51,312	$18,903	$28,852	$23,065
Amortization of intangibles, net of taxes	2,057	2,096	1,725	1,048	944
Total income available to common stockholders	$55,619	$53,408	$20,628	$29,900	$24,009

Net non-core items, net of taxes	1,098	1,306	23,115	(1,106)	3,688
Core earnings	54,660	52,618	42,018	27,746	26,753
Amortization of intangibles, net of taxes	2,057	2,096	1,725	1,048	944
Total core income available to common stockholders	$56,717	$54,714	$43,743	$28,794	$27,697

Average common stockholders' equity	$2,137,097	$2,103,052	$1,931,804	$1,255,694	$1,209,343
Average intangible assets:
Goodwill	(845,687)	(844,148)	(731,661)	(378,387)	(362,925)
Other intangibles	(98,152)	(104,718)	(113,770)	(57,232)	(52,419)
Total average intangibles	(943,839)	(948,866)	(845,431)	(435,619)	(415,344)
Average tangible common stockholders' equity	$1,193,258	$1,154,186	$1,086,373	$820,075	$793,999

Return on average common equity	10.05%	9.90%	3.88%	9.12%	7.65%
Return on tangible common equity	18.70%	18.77%	7.53%	14.47%	12.13%
Core return on average common equity	10.26%	10.15%	8.63%	8.77%	8.87%
Core return on tangible common equity	19.06%	19.23%	15.97%	13.93%	13.99%

Calculation of Efficiency Ratio (1)

Non-interest expense	$98,507	$98,073	$108,490	$66,159	$71,408
Non-core non-interest expense adjustment	(1,483)	(1,772)	(19,160)	(862)	(6,700)
Other real estate and foreclosure expense adjustment	(1,382)	(1,020)	(865)	(1,071)	(517)
Amortization of intangibles adjustment	(2,785)	(2,837)	(2,839)	(1,724)	(1,553)
Efficiency ratio numerator	$92,857	$92,444	$85,626	$62,502	$62,638

Net-interest income	$136,837	$134,966	$126,919	$78,819	$76,812
Non-interest income	38,048	37,535	36,629	36,332	35,744
Non-core non-interest income adjustment	4	(4)	-	(3,383)	(632)
Fully tax-equivalent adjustment	1,308	1,130	1,925	1,751	2,082
(Gain) loss on sale of securities	7	(6)	1,243	(3)	(2,236)
Efficiency ratio denominator	$176,204	$173,621	$166,716	$113,516	$111,770

Efficiency ratio (1)	52.70%	53.24%	51.36%	55.06%	56.04%

Calculation of Core Net Interest Margin

Net interest income	$136,837	$134,966	$126,919	$78,819	$76,812
Fully tax-equivalent adjustment	1,308	1,130	1,925	1,751	2,082
Fully tax-equivalent net interest income	138,145	136,096	128,844	80,570	78,894

Total accretable yield	(10,113)	(11,294)	(15,684)	(2,890)	(4,792)
Core net interest income	$128,032	$124,802	$113,160	$77,680	$74,102
Average earning assets	$13,876,557	$13,251,549	$12,145,003	$8,182,292	$7,841,208

Net interest margin	3.99%	4.17%	4.21%	3.91%	4.04%
Core net interest margin	3.70%	3.82%	3.70%	3.77%	3.79%

Calculation of Core Loan Yield

Loan interest income	$150,253	$143,350	$132,617	$77,457	$73,549
Total accretable yield	(10,113)	(11,294)	(15,684)	(2,890)	(4,792)
Core loan interest income	$140,140	$132,056	$116,933	$74,567	$68,757
Average loan balance	$11,159,872	$10,819,324	$9,772,043	$6,261,507	$5,954,019

Core loan yield	5.04%	4.95%	4.75%	4.72%	4.63%

(1) Efficiency ratio is noninterest expense before foreclosed property expense and amortization of intangibles as a percent of net interest income (fully taxable equivalent) and noninterest revenues, excluding gains and losses from securities transactions and non-core items.

Simmons First National Corporation	SFNC
Reconciliation Of Non-GAAP Financial Measures - Year-to-Date
For the Quarters Ended

(Unaudited)	Jun 30	Mar 31	Dec 31	Sept 30	Jun 30
	2018	2018	2017	2017	2017
($ in thousands)
Calculation of Core Return on Average Assets

Net income	$104,874	$51,312	$92,940	$74,037	$45,185
Net non-core items, net of taxes, adjustment	2,404	1,306	26,109	2,994	4,100
Core earnings	$107,278	$52,618	$119,049	$77,031	$49,285

Average total assets	$15,334,453	$15,088,210	$10,074,951	$8,800,675	$8,613,240

Return on average assets	1.38%	1.38%	0.92%	1.12%	1.06%
Core return on average assets	1.41%	1.41%	1.18%	1.17%	1.15%

Calculation of Return on Tangible Common Equity

Net income	$104,874	$51,312	$92,940	$74,037	$45,185
Amortization of intangibles, net of taxes	4,153	2,096	4,659	2,934	1,886
Total income available to common stockholders	$109,027	$53,408	$97,599	$76,971	$47,071

Net non-core items, net of taxes	2,404	1,306	26,109	2,994	4,100
Core earnings	107,278	52,618	119,049	77,031	49,285
Amortization of intangibles, net of taxes	4,153	2,096	4,659	2,934	1,886
Total core income available to common stockholders	$111,431	$54,714	$123,708	$79,965	$51,171

Average common stockholders' equity	$2,120,075	$2,103,052	$1,390,815	$1,210,487	$1,187,906
Average intangible assets:
Goodwill	(844,917)	(844,148)	(455,453)	(363,383)	(355,881)
Other intangibles	(101,435)	(104,718)	(68,896)	(53,941)	(52,294)
Total average intangibles	(946,352)	(948,866)	(524,349)	(417,324)	(408,175)
Average tangible common stockholders' equity	$1,173,723	$1,154,186	$866,466	$793,163	$779,731

Return on average common equity	9.98%	9.90%	6.68%	8.18%	7.67%
Return on tangible common equity	18.73%	18.77%	11.26%	12.97%	12.17%
Core return on average common equity	10.20%	10.15%	8.56%	8.51%	8.37%
Core return on tangible common equity	19.14%	19.23%	14.28%	13.48%	13.23%

Calculation of Efficiency Ratio (1)

Non-interest expense	$196,580	$98,073	$312,379	$203,889	$137,730
Non-core non-interest expense adjustment	(3,255)	(1,772)	(27,357)	(8,197)	(7,335)
Other real estate and foreclosure expense adjustment	(2,402)	(1,020)	(3,042)	(2,177)	(1,067)
Amortization of intangibles adjustment	(5,622)	(2,837)	(7,666)	(4,827)	(3,103)
Efficiency ratio numerator	$185,301	$92,444	$274,314	$188,688	$126,225

Net-interest income	$271,803	$134,966	$354,930	$228,011	$149,192
Non-interest income	75,583	37,535	138,765	102,136	65,804
Non-core non-interest income adjustment	-	(4)	(3,972)	(3,972)	(589)
Fully tax-equivalent adjustment	2,438	1,130	7,723	5,798	4,047
(Gain) loss on sale of securities	1	(6)	(1,059)	(2,302)	(2,299)
Efficiency ratio denominator	$349,825	$173,621	$496,387	$329,671	$216,155

Efficiency ratio (1)	52.97%	53.24%	55.27%	57.25%	58.40%

Calculation of Core Net Interest Margin

Net interest income	$271,803	$134,966	$354,930	$228,011	$149,192
Fully tax-equivalent adjustment	2,438	1,130	7,723	5,798	4,047
Fully tax-equivalent net interest income	274,241	136,096	362,653	233,809	153,239

Total accretable yield	(21,407)	(11,294)	(27,793)	(12,109)	(9,219)
Core net interest income	$252,834	$124,802	$334,860	$221,700	$144,020
Average earning assets	$13,564,056	$13,251,549	$8,908,418	$7,829,548	$7,653,177

Net interest margin	4.08%	4.17%	4.07%	3.99%	4.04%
Core net interest margin	3.76%	3.82%	3.76%	3.79%	3.79%

Calculation of Core Loan Yield

Loan interest income	$293,603	$143,350	$352,351	$219,734	$142,277
Total accretable yield	(21,407)	(11,294)	(27,793)	(12,109)	(9,219)
Core loan interest income	$272,196	$132,056	$324,558	$207,625	$133,058
Average loan balance	$10,989,600	$10,819,324	$6,918,293	$5,967,036	$5,819,803

Core loan yield	4.99%	4.95%	4.69%	4.65%	4.61%

(1) Efficiency ratio is noninterest expense before foreclosed property expense and amortization of intangibles as a percent of net interest income (fully taxable equivalent) and noninterest revenues, excluding gains and losses from securities transactions and non-core items.